UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 3, 2016 (October 1, 2016)

Trimble Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-14845	94-2802192
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer I.D. No.)

935 Stewart Drive, Sunnyvale, California,  94085
(Address of principal executive offices)   (Zip Code)

Registrant’s telephone number, including area code: (408) 481-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03. Material Modification to Rights of Security Holders.

On October 1, 2016, Trimble Navigation Limited (the “Company”) changed its name to Trimble Inc. and changed its state of incorporation from the State of California to the State of Delaware (the “Reincorporation”).  The Reincorporation was previously approved by the Company’s stockholders at its 2016 annual meeting of stockholders.

The Reincorporation resulted in changes to the rights of the Company’s stockholders, as described in the Company’s Definitive Proxy Statement on Schedule 14A for the 2016 annual meeting of stockholders filed with the Securities and Exchange Commission on March 21, 2016, under the section entitled “Item 4 – Reincorporation of the Company from California to Delaware – The Charters and Bylaws of Trimble California and Trimble Delaware Compared and Contrasted and Significant Differences Between the Corporation Laws of California and Delaware,” which description is incorporated in its entirety herein by reference. Certificates previously issued for shares in Trimble Navigation Limited, the California corporation, automatically represent shares in Trimble Inc., the Delaware corporation, and stockholders are not required to exchange stock certificates as a result of the Reincorporation.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth under Item 3.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01 Other Events

On October 3, 2016, the Company issued a press release announcing the Reincorporation. A copy of this press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated September 30, 2016, between Trimble Inc. and Trimble Navigation Limited
3.1	Certificate of Incorporation of Trimble Inc.
3.2	By-Laws of Trimble Inc.
4.1	Form of Common Stock Certificate of Trimble Inc.
4.2	Second Supplemental Indenture, dated October 1, 2016, between Trimble Inc., Trimble Navigation Limited and U.S. Bank National Association
99.1	Press Release of Trimble Inc., dated October 3, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIMBLE INC.
a Delaware corporation

Dated: October 3, 2016	By:	/s/ James A. Kirkland
James A. Kirkland
Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated September 30, 2016, between Trimble Inc. and Trimble Navigation Limited
3.1	Certificate of Incorporation of Trimble Inc.
3.2	By-Laws of Trimble Inc.
4.1	Form of Common Stock Certificate of Trimble Inc.
4.2	Second Supplemental Indenture, dated October 1, 2016, between Trimble Inc., Trimble Navigation Limited and U.S. Bank National Association
99.1	Press Release of Trimble Inc., dated October 3, 2016

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